UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Salomon Brothers Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc.

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end:   May 31

Date of reporting period:   May 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

ANNUAL REPORT

MAY 31, 2006

Salomon Brothers

Global High Income

Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Global High Income Fund Inc.

Annual Report  •  May 31, 2006

What’s

Inside

The Fund’s primary investment objective is high current income and the secondary investment objective is total return.

“Smith Barney” and “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was generally strong during the one-year period of this report. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)i advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment was 4.6% in May, its lowest rate since July 2001.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 16 consecutive times, bringing the federal funds rateiii from 1.00% to 5.00%. Coinciding with its latest rate hike in May 2006, the Fed said that the “extent and timing” of further increases would depend on future economic data. After the end of the Fund’s reporting period, at its June meeting, the Fed once again raised the federal funds rate by 0.25% to 5.25%.

Both short- and long-term yields rose over the reporting period. During the 12-months ended May 31, 2006, two-year Treasury yields increased from 3.60% to 5.04%. Over the same period, 10-year Treasury yields moved from 4.00% to 5.12%. Short-term rates rose in concert with the Fed’s repeated tightening, while long-term rates rose on fears of mounting inflationary pressures. Looking at the 12-month

Salomon Brothers Global High Income Fund Inc.         I

period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned -0.48%.

The high yield market generated positive returns during the reporting period, supported by generally strong corporate profits and low default rates. In addition, there was overall solid demand and limited supply as new issuance waned. These factors tended to overshadow several company specific issues, mostly in the automobile industry. During the 12-month period ended May 31, 2006, the Citigroup High Yield Market Indexv returned 6.35%.

Despite weakness late in the reporting period, emerging markets debt produced solid results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.49%. A strong global economy, solid domestic spending and high energy and commodity prices supported many emerging market countries. We believe that these positives more than offset the negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II         Salomon Brothers Global High Income Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 14, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Salomon Brothers Global High Income Fund Inc.         III

Manager Overview

Special Shareholder Notices

The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Matthew C. Duda assumed portfolio management responsibilities for the Fund in mid-March 2006. Mr. Leech, Mr. Walsh, Mr. Gardner and Mr. Duda have been employed by Western Asset Management Company (“Western Asset”) for more than five years. These portfolio managers are employees of the Fund’s investment manager, Salomon Brothers Asset Management Inc, for purposes of carrying out their duties relating to the Fund and they will also continue to serve as employees of Western Asset. Western Asset, like the Fund’s investment manager, is a subsidiary of Legg Mason, Inc. (“Legg Mason”).

Following the purchase of substantially all of Citigroup’s asset management business in December 2005, Legg Mason undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at meetings held in June 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006.

The Fund’s Board also approved a new sub-advisory agreement for the Fund between LMPFA and Western Asset Management Company. The Fund’s Board also approved an additional sub-advisory agreement for the Fund between Western Asset and Western Asset Management Company Limited (“Western Asset Limited”). LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the sub-adviser(s), as applicable, the day-to-day portfolio management of the Fund. The management fees for the Fund will remain unchanged. In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset Global High Income Fund Inc. in October of 2006.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the last year, the overall bond market has been impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)i. To gain some perspective on how far we’ve come in terms of interest rates, consider the following; In May 2004, the federal funds rateii, a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         1

at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it instituted 16 straight 0.25% rate hikes through the end of May 2006, bringing the federal funds rate to 5.00%. After the end of the Fund’s reporting period, at its June meeting, the Fed once again raised the federal funds rate by 0.25% to 5.25%.

While the economies overseas were relatively weaker than in the U.S., they showed signs of gaining momentum—in particular in Japan and several countries in the Eurozone. After 29 months on hold, the European Central Bank (“ECB”) increased rates in December 2005 and March 2006, bringing them from 2.00% to 2.50%. After the reporting period ended in June 2006, the ECB again raised rates to 2.75%. In Japan, the Bank of Japan has kept rates steady for nearly six years and has maintained a “zero interest rate policy” as it has sought to lift its economy out of a prolonged period of deflation and economic weakness.

High yield securities significantly outperformed the overall bond market during the one-year period ended May 31, 2006, as the Citigroup High Yield Market Indexiii and Lehman Brothers U.S. Aggregate Indexiv returned 6.35% and -0.48%, respectively. The high yield market was supported by strong technical factors, with positive supply and demand trends. High yield market fundamentals were positive as well, with strong corporate balance sheets, generally high cash levels and continued low default rates. These factors tended to overshadow a number of company specific issues, many surrounding the automobile industry.

Performance Review

For the twelve months ended May 31, 2006, the Salomon Brothers Global High Income Fund returned 6.57%, based on its net asset value (“NAV”)v and 8.46% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Index, returned -0.48% and its Lipper Global Income Closed-End Funds Category Averagevi increased 5.13% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.62 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2006 (unaudited)

Price Per Share	12 Month Total Return
$14.09 (NAV)	6.57%

$12.42 (Market Price)	8.46%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

2         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the majority of the reporting period, the Fund’s performance was driven primarily by its tactical allocations to high yield and emerging markets debt, which added significant value versus investment grade markets alone during the period. In the high yield portion of the portfolio, issue selection was particularly strong in CCC-rated and below securities and in the pharmaceuticals, utilities and paper & forest products industries. The Fund’s underweight to the automotive industry also supported positive returns. Within the Fund’s emerging markets debt component, positive issue selection in Colombia and Mexico contributed to positive performance, as did an overweight position in Argentina and underweights in China and Russia. The use of leverage also positively contributed to the Fund’s performance during this period. Toward the end of the period, the Fund’s return was relatively flat amid a volatile period in the markets. Over this time, high yield issue selection was a positive contributor to performance.

What were the leading detractors from performance?

A. From June 2005 through the end of February 2006, higher-than-average levels of cash in the Fund due to a series of calls and tenders detracted from overall performance in the high yield allocation, as did security selection in the cable and other media, chemicals and energy industries. Within the Fund’s emerging markets debt component, an overweight in Mexico, underweight in Venezuela and security selection in Brazil detracted from performance relative to the benchmark. Over the last three months of the reporting period, the Fund’s sector positioning detracted from results. In addition, issue selection in emerging market debt and the Fund’s tactical allocation to investment grade and mortgage-backed securities were a drag on performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we tactically shifted away from emerging markets debt to reinvest assets into the investment grade and high yield markets in an effort to take advantage of more compelling valuations. Therefore, we decreased the Fund’s exposure to the more liquid emerging markets countries, specifically Brazil, Mexico and Russia. The proceeds were then reallocated into mortgage-backed securities and high yield automotive corporate bonds.

Looking for Additional Information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEHIX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         3

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the Salomon Brothers Global High Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Salomon Brothers Asset Management Inc

July 14, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category, and excluding sales charges.

4         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         5

Schedule of Investments (May 31, 2006)

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Face Amount†	Security(a)	Value

CORPORATE BONDS & NOTES — 35.1%
Aerospace & Defense — 0.3%
410,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$403,337
1,150,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	1,132,750
650,000	Moog Inc., Senior Subordinated Notes, 6.250% due 1/15/15	625,625
270,000	TransDigm Inc., Senior Subordinated Notes, 8.375% due 7/15/11	287,550

	Total Aerospace & Defense	2,449,262

Airlines — 0.1%
	Continental Airlines Inc., Pass-Through Certificates:
214,931	Series 974C, 6.800% due 7/2/07	206,830
142,411	Series 1998-1, Class C, 6.541% due 9/15/08	134,756
475,000	Series 2001-2, Class D, 7.568% due 12/1/06	474,036

	Total Airlines	815,622

Auto Components — 0.3%
750,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	723,750
892,000	TRW Automotive Inc., Senior Notes, 9.375% due 2/15/13	965,590
690,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	645,150

	Total Auto Components	2,334,490

Automobiles — 1.0%
	Ford Motor Co.:
275,000	Debentures, 8.900% due 1/15/32	218,625
7,750,000	Notes, 7.450% due 7/16/31	5,657,500
550,000	Senior Notes, 4.950% due 1/15/08	515,754
	General Motors Corp., Senior Debentures:
300,000	8.250% due 7/15/23	227,250
1,540,000	8.375% due 7/15/33	1,176,175

	Total Automobiles	7,795,304

Building Products — 0.4%
960,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	998,400
235,000	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	252,625
1,645,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	1,661,450

	Total Building Products	2,912,475

Capital Markets — 0.2%
715,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	788,287
730,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	742,775

	Total Capital Markets	1,531,062

Chemicals — 1.0%
750,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	815,625
1,200,000	Hercules Inc., Senior Subordinated Notes, 6.750% due 10/15/29	1,146,000

See Notes to Financial Statements.

6         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Chemicals — 1.0% (continued)
	Huntsman International LLC, Senior Subordinated Notes:
762,000	10.125% due 7/1/09	$779,145
350,000	7.375% due 1/1/15 (b)	341,250
175,000	IMC Global Inc., Senior Notes, 10.875% due 8/1/13	199,063
1,425,000	Lyondell Chemical Co., Senior Secured Notes, Series A, 9.625% due 5/1/07	1,473,094
100,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	104,125
1,190,000	Montell Finance Co. BV, 8.100% due 3/15/27 (b)	1,114,137
	Rhodia SA:
410,000	Senior Notes, 10.250% due 6/1/10	452,537
825,000	Senior Subordinated Notes, 8.875% due 6/1/11	837,375

	Total Chemicals	7,262,351

Commercial Banks — 0.3%
2,310,000	Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (b)	2,315,775

Commercial Services & Supplies — 0.8%
225,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	227,250
	Allied Waste North America Inc.:
	Senior Notes, Series B:
1,083,000	9.250% due 9/1/12	1,160,164
400,000	7.250% due 3/15/15	393,500
900,000	Senior Secured Notes, Series B, 7.375% due 4/15/14	870,750
	Cenveo Corp.:
425,000	Senior Notes, 9.625% due 3/15/12	455,016
725,000	Senior Subordinated Notes, 7.875% due 12/1/13	703,250
600,000	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	573,000
1,225,000	DI Finance/DynCorp International LLC, Senior Subordinated Notes, 9.500% due 2/15/13	1,289,312
220,000	NationsRent Inc., Senior Subordinated Notes, 9.500% due 5/1/15	236,500

	Total Commercial Services & Supplies	5,908,742

Communications Equipment — 0.4%
3,000,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	2,628,750

Computers & Peripherals — 0.2%
	SunGard Data Systems Inc.:
325,000	Senior Notes, 9.125% due 8/15/13 (b)	342,469
1,415,000	Senior Subordinated Notes, 10.250% due 8/15/15 (b)	1,485,750

	Total Computers & Peripherals	1,828,219

Consumer Finance — 1.3%
	Ford Motor Credit Co., Notes:
1,500,000	6.625% due 6/16/08	1,421,283
50,000	7.875% due 6/15/10	46,170
1,300,000	7.000% due 10/1/13	1,122,944

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         7

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Consumer Finance — 1.3% (continued)
	General Motors Acceptance Corp.:
5,400,000	Bonds, 8.000% due 11/1/31	$5,085,396
2,040,000	Notes, 6.875% due 8/28/12	1,898,581

	Total Consumer Finance	9,574,374

Containers & Packaging — 1.3%
1,050,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	1,144,500
960,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	984,000
	Graphic Packaging International Corp.:
500,000	Senior Notes, 8.500% due 8/15/11	506,250
625,000	Senior Subordinated Notes, 9.500% due 8/15/13	631,250
332,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	313,740
1,250,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	1,309,375
1,575,000	Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08	1,578,938
390,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	392,925
	Pliant Corp.:
360,178	Senior Secured Notes, 11.625% due 6/15/09 (c)(d)	409,702
100,000	Senior Secured Second Lien Notes, 11.125% due 9/1/09 (d)	106,000
575,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	365,125
	Smurfit-Stone Container Enterprises Inc., Senior Notes:
650,000	9.750% due 2/1/11	669,500
1,000,000	8.375% due 7/1/12	950,000
600,000	Tekni-Plex Inc., Senior Subordinated Notes, Series B, 12.750% due 6/15/10	451,500

	Total Containers & Packaging	9,812,805

Diversified Consumer Services — 0.3%
515,000	Education Management LLC/Education Management Corp., Senior Notes, 8.750% due 6/1/14 (b)	517,575
	Hertz Corp.:
750,000	Senior Notes, 8.875% due 1/1/14 (b)	783,750
580,000	Senior Subordinated Notes, 10.500% due 1/1/16 (b)	630,750

	Total Diversified Consumer Services	1,932,075

Diversified Financial Services — 2.5%
	Alamosa Delaware Inc.:
679,000	Senior Discount Notes, 12.000% due 7/31/09	729,925
487,000	Senior Notes, 11.000% due 7/31/10	539,352
550,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	530,750
3,160,000	Dow Jones CDX HY, Pass-Through Trust, Series 6-T3, 8.125% due 6/29/11 (b)	3,118,525
487,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	519,873
1,010,000	H&E Equipment Services LLC/H&E Finance Corp., Senior Notes, 11.125% due 6/15/12	1,116,050
300,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.000% due 7/15/14	312,000
430,000	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14 (b)	436,450

See Notes to Financial Statements.

8         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount†		Security(a)	Value

Diversified Financial Services — 2.5% (continued)
675,000		Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (b)	$669,937
9,134,147		Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-2005-1, 7.589% due 6/15/15 (b)	9,114,244
70,000		UCAR Finance Inc., 10.250% due 2/15/12	74,900
1,475,000		Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.882% due 10/1/15	1,091,500

		Total Diversified Financial Services	18,253,506

Diversified Telecommunication Services — 2.1%
900,000		AT&T Corp., Senior Notes, 8.000% due 11/15/31	1,039,964
		Cincinnati Bell Inc.:
735,000		7.000% due 2/15/15	714,787
75,000		Senior Subordinated Notes, 8.375% due 1/15/14	76,125
660,000		Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	696,300
450,000		Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	484,312
1,000,000		Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	1,053,750
		Intelsat Ltd.:
195,000		Notes, 7.625% due 4/15/12	163,313
900,000		Senior Discount Notes, step bond to yield 9.363% due 2/1/15 (b)	654,750
		Intelsat Subsidiary Holding Co., Ltd., Senior Notes:
300,000		9.614% due 1/15/12 (e)	305,625
100,000		8.625% due 1/15/15	101,750
500,000		Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (b)	518,750
1,200,000		NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	1,212,000
315,000		PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	328,388
		Qwest Communications International Inc., Senior Notes:
590,000		7.500% due 2/15/14	590,000
1,520,000		Series B, 7.500% due 2/15/14	1,512,400
		Qwest Corp., Debentures:
260,000		7.500% due 6/15/23	249,600
2,155,000		6.875% due 9/15/33	1,909,869
1,760,000		Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	1,717,156
1,255,000		Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (b)	1,189,112
8,000,000	MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16	654,108
75,000		Wind Acquisition Finance SA, 10.750% due 12/1/15 (b)	81,188

		Total Diversified Telecommunication Services	15,253,247

Electric Utilities — 0.8%
		Edison Mission Energy, Senior Notes:
1,525,000		10.000% due 8/15/08	1,660,344
175,000		9.875% due 4/15/11	205,844
1,400,000		Inergy L.P./Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	1,326,500
565,138		Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	606,464
795,000		Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	808,912

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         9

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Electric Utilities — 0.8% (continued)
	Reliant Energy Inc., Senior Secured Notes:
25,000	9.250% due 7/15/10	$25,344
1,155,000	9.500% due 7/15/13	1,172,325

	Total Electric Utilities	5,805,733

Energy Equipment & Services — 0.1%
969,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14	978,690

Food Products — 0.6%
582,261	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001-A-1, 7.820% due 1/2/20	594,029
575,000	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	553,437
675,000	Doane Pet Care Co., Senior Subordinated Notes, 10.625% due 11/15/15	842,623
	Dole Food Co. Inc., Senior Notes:
575,000	7.250% due 6/15/10	540,500
432,000	8.875% due 3/15/11	424,980
600,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	592,500
1,129,000	United Agri Products Inc., Senior Notes, 9.000% due 12/15/11	1,219,320

	Total Food Products	4,767,389

Health Care Providers & Services — 2.0%
1,100,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	1,179,750
775,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	746,906
1,300,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	1,274,000
440,000	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	462,000
1,075,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13	1,139,500
	HCA Inc.:
2,025,000	Debentures, 7.050% due 12/1/27	1,797,724
	Notes:
400,000	6.375% due 1/15/15	380,931
200,000	6.500% due 2/15/16	190,191
75,000	7.690% due 6/15/25	71,574
1,675,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	1,702,219
775,000	National Mentor Inc., Senior Subordinated Notes, 9.625% due 12/1/12	877,688
667,000	Psychiatric Solutions Inc., Senior Subordinated Notes, 10.625% due 6/15/13	740,370
	Tenet Healthcare Corp., Senior Notes:
125,000	7.375% due 2/1/13	116,250
2,740,000	9.875% due 7/1/14	2,801,650
95,000	6.875% due 11/15/31	77,900
1,275,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	1,241,531

	Total Health Care Providers & Services	14,800,184

See Notes to Financial Statements.

10         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Hotels, Restaurants & Leisure — 3.2%
1,100,000	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	$1,133,000
675,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	654,750
	Caesars Entertainment Inc.:
1,825,000	Senior Notes, 7.000% due 4/15/13	1,882,675
650,000	Senior Subordinated Notes, 8.875% due 9/15/08	689,000
575,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (b)	573,563
875,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	901,250
1,175,000	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	1,113,312
825,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	816,750
950,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	995,613
850,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	913,750
1,150,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	1,121,250
500,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	530,000
975,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	921,375
	MGM MIRAGE Inc., Senior Notes:
1,600,000	6.750% due 9/1/12	1,580,000
675,000	5.875% due 2/27/14	622,688
400,000	6.625% due 7/15/15	382,000
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
675,000	7.125% due 8/15/14	661,500
625,000	6.875% due 2/15/15	600,000
1,150,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	1,105,438
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
450,000	8.250% due 3/15/12	459,000
675,000	8.750% due 10/1/13	717,188
85,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	91,163
1,150,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	1,141,375
1,225,000	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	1,301,562
1,125,000	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	1,092,656
2,000,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (b)	2,065,000

	Total Hotels, Restaurants & Leisure	24,065,858

Household Durables — 0.7%
80,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	81,600
75,000	Beazer Homes USA Inc., Senior Notes, 6.875% due 7/15/15	71,250
1,100,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	1,146,750
780,000	K Hovnanian Enterprises, Senior Notes, 7.500% due 5/15/16	752,553
1,400,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,463,000
525,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	548,625
1,061,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	1,129,965

	Total Household Durables	5,193,743

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         11

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Household Products — 0.2%
	Nutro Products Inc.:
115,000	Senior Notes, 9.230% due 10/15/13 (b)(e)	$117,013
250,000	Senior Subordinated Notes, 10.750% due 4/15/14 (b)	256,875
	Spectrum Brands Inc., Senior Subordinated Notes:
605,000	8.500% due 10/1/13	529,375
132,000	7.562% due 2/1/15	107,910
490,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (b)	485,100

	Total Household Products	1,496,273

Independent Power Producers & Energy Traders — 1.1%
630,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	631,724
	AES Corp.:
190,000	Secured Notes, 9.000% due 5/15/15 (b)	206,625
	Senior Notes:
525,000	9.375% due 9/15/10	570,938
570,000	8.875% due 2/15/11	609,187
950,000	7.750% due 3/1/14	978,500
625,000	Calpine Generating Co. LLC, Senior Secured Notes, 14.120% due 4/1/11 (d)	662,500
1,000,000	Dynegy Holdings Inc., Senior Notes, 8.375% due 5/1/16 (b)	1,000,000
	Edison Mission Energy, Senior Notes:
75,000	7.500% due 6/15/13 (b)	74,625
690,000	7.750% due 6/15/16 (b)	686,550
	NRG Energy Inc., Senior Notes:
450,000	7.250% due 2/1/14	451,125
2,135,000	7.375% due 2/1/16	2,143,006

	Total Independent Power Producers & Energy Traders	8,014,780

Industrial Conglomerates — 0.3%
2,003,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	2,213,315
225,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	240,187

	Total Industrial Conglomerates	2,453,502

Insurance — 0.1%
375,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	393,750

IT Services — 0.2%
	Iron Mountain Inc., Senior Subordinated Notes:
375,000	8.250% due 7/1/11	378,900
750,000	8.625% due 4/1/13	774,375

	Total IT Services	1,153,275

Machinery — 0.2%
550,000	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	587,125
275,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	301,812
925,000	Mueller Holdings Inc., Discount Notes, step bond to yield 11.446% due 4/15/14	781,625
91,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	91,683

	Total Machinery	1,762,245

See Notes to Financial Statements.

12         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Media — 4.5%
765,000	Affinion Group Inc., 10.125% due 10/15/13 (b)	$795,600
	AMC Entertainment Inc.:
1,080,000	Senior Subordinated Notes, 11.000% due 2/1/16 (b)	1,171,800
105,000	Series B, 8.625% due 8/15/12	108,675
675,000	Block Communications Inc., Senior Notes, 8.250% due 12/15/15 (b)	667,406
2,487,678	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	2,518,774
	CCH I Holdings LLC, Senior Accreting Notes:
739,000	10.000% due 5/15/14	454,485
720,000	11.750% due 5/15/14	457,200
594,000	CCH I LLC, Senior Secured Notes, 11.000% due 10/1/15	513,810
	Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., Senior Notes:
220,000	9.625% due 11/15/09	169,950
120,000	10.250% due 9/15/10	120,300
340,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Notes, 8.625% due 4/1/09	263,500
1,650,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (b)	1,654,125
400,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (b)	410,500
170,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (b)	166,175
	CSC Holdings Inc.:
	Debentures:
225,000	7.875% due 2/15/18	227,813
425,000	Series B, 8.125% due 8/15/09	437,750
150,000	Senior Debentures, 7.625% due 7/15/18	150,000
	Senior Notes:
575,000	7.000% due 4/15/12 (b)	565,656
	Series B:
550,000	8.125% due 7/15/09	566,500
250,000	7.625% due 4/1/11	252,500
790,000	Dex Media Inc., Discount Notes, step bond to yield 8.015% due 11/15/13	667,550
1,367,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	1,496,865
	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
1,365,000	8.375% due 3/15/13	1,452,019
525,000	6.375% due 6/15/15	496,125
	EchoStar DBS Corp., Senior Notes:
1,775,000	6.625% due 10/1/14	1,681,812
825,000	7.125% due 2/1/16 (b)	794,062
1,300,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 20.129% due 10/15/13	1,098,500
475,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	399,000
180,000	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (b)	193,500
1,175,000	Lamar Media Corp., Senior Subordinated Notes, 6.628% due 8/15/15	1,122,125

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         13

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Media — 4.5% (continued)
1,000,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	$1,075,000
	Mediacom Broadband LLC/Mediacom Broadband Corp., Senior Notes:
525,000	11.000% due 7/15/13	555,187
500,000	8.500% due 10/15/15	490,000
700,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	673,750
	R.H. Donnelley Corp.:
	Senior Discount Notes:
200,000	Series A-1, 6.875% due 1/15/13 (b)	184,000
325,000	Series A-2, 6.875% due 1/15/13 (b)	299,000
550,000	Senior Notes, Series A-3, 8.875% due 1/15/16 (b)	555,500
1,000,000	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	1,105,000
1,850,000	Radio One Inc., Senior Subordinated Notes,, 6.375% due 2/15/13	1,739,000
1,310,000	Rainbow National Services LLC, Senior Notes, 8.750% due 9/1/12 (b)	1,395,150
	Rogers Cable Inc.:
1,100,000	Senior Secured Notes, 7.875% due 5/1/12	1,144,000
130,000	Senior Secured Second Priority Notes, 6.750% due 3/15/15	127,238
1,225,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	1,260,219
1,100,000	Vertis Inc., Senior Secured Second Lien Notes, 9.750% due 4/1/09	1,127,500
225,000	Videotron Ltd., Senior Notes, 6.375% due 12/15/15	212,625
	XM Satellite Radio Inc., Senior Notes:
230,000	9.649% due 5/1/13 (b)(e)	217,350
415,000	9.750% due 5/1/14 (b)	388,025

	Total Media	33,622,621

Metals & Mining — 0.5%
750,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	823,125
80,000	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	89,400
1,050,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (b)	1,015,859
525,000	IPSCO Inc., Senior Notes, 8.750% due 6/1/13	568,313
510,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (b)	571,200
100,000	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (b)	107,750
475,000	Vale Overseas Ltd., Notes, 6.250% due 1/11/16	458,375

	Total Metals & Mining	3,634,022

Multiline Retail — 0.2%
625,000	Harry & David Operations, Senior Notes, 9.000% due 3/1/13	578,125
725,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (b)	766,688

	Total Multiline Retail	1,344,813

Office Electronics — 0.1%
800,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	821,000

Oil, Gas & Consumable Fuels — 3.5%
620,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	637,050

See Notes to Financial Statements.

14         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Oil, Gas & Consumable Fuels — 3.5% (continued)
	Chesapeake Energy Corp., Senior Notes:
1,350,000	6.375% due 6/15/15	$1,279,125
1,200,000	6.625% due 1/15/16	1,155,000
50,000	6.875% due 11/15/20 (b)	48,000
812,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	863,765
	El Paso Corp.:
	Medium-Term Notes:
2,050,000	7.375% due 12/15/12	2,070,500
1,400,000	7.750% due 1/15/32	1,379,000
125,000	Notes, 7.875% due 6/15/12	129,375
630,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	617,400
800,000	Hanover Equipment Trust, Secured Notes, 8.750% due 9/1/11	836,000
600,000	Holly Energy Partners, L.P., Senior Notes, 6.250% due 3/1/15	562,500
1,225,000	Kerr-McGee Corp., Secured Notes, 6.875% due 9/15/11	1,268,706
390,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (b)	379,275
	Pemex Project Funding Master Trust:
5,000,000	9.125% due 12/1/23	5,612,500
800,000	Guaranteed Bonds, 9.500% due 9/15/27	968,000
3,000,000	Petronas Capital Ltd., Notes, 7.875% due 5/22/22 (b)	3,469,821
1,800,000	Petrozuata Finance Inc., 8.220% due 4/1/17	1,701,000
40,000	SESI LLC, Senior Notes, 6.875% due 6/1/14 (b)	39,400
275,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	292,875
630,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	611,100
	Williams Cos. Inc.:
950,000	Notes, 8.750% due 3/15/32	1,068,750
1,000,000	Senior Notes, 7.625% due 7/15/19	1,037,500

	Total Oil, Gas & Consumable Fuels	26,026,642

Paper & Forest Products — 0.6%
	Abitibi-Consolidated Inc.:
660,000	Debentures, 8.850% due 8/1/30	575,850
425,000	Notes, 7.750% due 6/15/11	402,687
	Appleton Papers Inc.:
375,000	Senior Notes, 8.125% due 6/15/11	385,312
715,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	729,300
1,375,000	Boise Cascade, LLC, Senior Subordinated Notes, Series B, 7.125% due 10/15/14	1,251,250
500,000	Bowater Inc., Debentures, 9.500% due 10/15/12	512,500
195,000	Domtar Inc., Notes, 5.375% due 12/1/13	158,925
80,000	Georgia-Pacific Corp., Debentures, 9.500% due 12/1/11	86,000
	NewPage Corp.:
	Senior Secured Notes:
135,000	10.000% due 5/1/12	143,438
205,000	11.399% due 5/1/12 (e)	223,963
140,000	Senior Subordinated Notes, 12.000% due 5/1/13	150,500
210,000	P.H. Glatfelter, Senior Notes, 7.125% due 5/1/16 (b)	210,000

	Total Paper & Forest Products	4,829,725

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         15

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Personal Products — 0.3%
1,225,000	DEL Laboratories Inc., Senior Subordinated Notes, 8.000% due 2/1/12	$1,010,625
	Playtex Products Inc.:
220,000	Senior Secured Notes, 8.000% due 3/1/11	231,550
670,000	Senior Subordinated Notes, 9.375% due 6/1/11	701,825

	Total Personal Products	1,944,000

Pharmaceuticals — 0.1%
775,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	761,438

Real Estate Investment Trusts (REITs) — 0.6%
1,200,000	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11	1,290,000
	Host Marriott LP, Senior Notes:
2,275,000	7.125% due 11/1/13	2,297,750
390,000	6.750% due 6/1/16 (b)	380,737
410,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12 (b)	395,650
175,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	170,188

	Total Real Estate Investment Trusts (REITs)	4,534,325

Road & Rail — 0.2%
	Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes:
490,000	7.576% due 5/15/14 (b)(e)	499,800
50,000	7.750% due 5/15/16 (b)	50,500
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
150,000	10.250% due 6/15/07	156,000
670,000	9.375% due 5/1/12	716,900
50,000	12.500% due 6/15/12	55,500

	Total Road & Rail	1,478,700

Semiconductors & Semiconductor Equipment — 0.2%
400,000	Amkor Technology Inc., Senior Subordinated Notes, 10.500% due 5/1/09	409,000
870,000	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	761,250

	Total Semiconductors & Semiconductor Equipment	1,170,250

Software — 0.1%
500,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (b)	493,750

Specialty Retail — 0.9%
	AutoNation Inc., Senior Notes:
185,000	7.045% due 4/15/13 (b)(e)	187,775
235,000	7.000% due 4/15/14 (b)	235,000
	Blockbuster Inc., Senior Subordinated Notes:
215,000	9.000% due 9/1/12	202,100
255,000	10.000% due 9/1/12 (b)	239,700
175,000	Brookstone Co. Inc., Senior Notes, 12.000% due 10/15/12 (b)	157,500
2,000,000	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	2,080,000
160,000	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13 (b)	188,000
345,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	401,925

See Notes to Financial Statements.

16         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Specialty Retail — 0.9% (continued)
1,400,000	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	$1,351,000
990,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	1,075,387
575,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	546,250

	Total Specialty Retail	6,664,637

Textiles, Apparel & Luxury Goods — 0.4%
	Levi Strauss & Co., Senior Notes:
225,000	12.250% due 12/15/12	254,250
1,400,000	9.750% due 1/15/15	1,452,500
175,000	Russell Corp., Senior Notes, 9.250% due 5/1/10	182,875
350,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	342,125
1,375,000	Simmons Co., Senior Discount Notes, step bond to yield 12.505% due 12/15/14	972,812

	Total Textiles, Apparel & Luxury Goods	3,204,562

Wireless Telecommunication Services — 0.9%
	Centennial Communications Corp., Senior Notes:
625,000	10.740% due 1/1/13 (e)	654,687
375,000	10.125% due 6/15/13	405,938
100,000	Dobson Cellular Systems Inc., First Priority Senior Secured Notes, 8.375% due 11/1/11	104,375
3,020,000	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	3,115,009
	Rogers Wireless Communications Inc.:
1,125,000	Secured Notes, 7.500% due 3/15/15	1,150,312
170,000	Senior Subordinated Notes, 8.000% due 12/15/12	175,738
700,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	768,250
285,000	U.S. Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12	319,556

	Total Wireless Telecommunication Services	6,693,865

	TOTAL CORPORATE BONDS & NOTES (Cost — $263,239,024)	260,717,831

ASSET-BACKED SECURITIES — 0.4%
Home Equity — 0.4%
55,827	AQ Finance Net Interest Margin Trust, Series 2004-RN5, Class A, 5.193% due 6/25/34 (b)	55,612
133,185	Finance America Net Interest Margin Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (b)	67,432
	Sail Net Interest Margin Notes:
14,101	Series 2003-6A, Class A, 7.000% due 7/27/33 (b)	9,155
42,974	Series 2003-7A, Class A, 7.000% due 7/27/33 (b)	42,332
22,516	Series 2004-008A, Class A, 5.000% due 9/27/34 (b)	22,487
	Series 2004-AA:
190,919	Class A, 4.500% due 10/27/34 (b)	190,490
1,089,508	Class B, 7.500% due 10/27/34 (b)	708,180

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         17

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Home Equity — 0.4% (continued)
105,753	Sharp SP I LLC, Net Interest Margin Trust, Series 2004-HS1N, 5.920% due 2/25/34 (b)	$103,988
1,500,000	Structured Asset Investment Loan Trust, Series 2003-BC10, Class M2, 6.931% due 10/25/33 (e)	1,508,806

	TOTAL ASSET-BACKED SECURITIES (Cost — $3,137,074)	2,708,482

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
	Federal National Mortgage Association (FNMA) STRIP:
10,117,843	Series 329, Class 2, IO, 5.500% due 1/1/33	2,661,287
12,358,428	Series 338, Class 2, IO, 5.500% due 6/1/33	3,277,109

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $6,225,188)	5,938,396

CONVERTIBLE BOND & NOTE — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
205,000	Amkor Technology Inc., 2.500% due 5/15/11 (Cost — $190,913)	192,188

MORTGAGE-BACKED SECURITIES — 29.0%
FHLMC — 6.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
	Gold:
40,000,000	5.000% due 6/13/36 (f)(g)	37,500,000
10,000,000	5.500% due 6/13/36 (f)(g)	9,628,120
410,000	Notes, 5.125% due 4/18/11	405,708

	Total FHLMC	47,533,828

FNMA — 22.6%
	Federal National Mortgage Association (FNMA):
400,000	4.875% due 4/15/09	395,527
40,000,000	5.000% due 6/13/36 (f)(g)	37,525,000
55,000,000	6.000% due 6/13/36 (f)(g)	54,329,660
50,000,000	5.000% due 7/13/36 (f)(g)	46,875,000
20,000,000	5.500% due 7/13/36 (f)(g)	19,250,000
10,000,000	6.000% due 7/13/36 (f)(g)	9,868,750

	Total FNMA	168,243,937

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $225,298,110)	215,777,765

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.9%
U.S. Government Obligations — 0.9%
	U.S. Treasury Notes:
4,630,000	4.500% due 2/15/16	4,408,089
1,540,000	5.125% due 5/15/16	1,541,685
700,000	4.500% due 2/15/36	625,625

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $6,622,382)	6,575,399

See Notes to Financial Statements.

18         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount†		Security(a)	Value

U.S. TREASURY INFLATION PROTECTED SECURITY — 0.3%
2,385,358		U.S. Treasury Bonds, Inflation Indexed, 2.000% due 1/15/26 (Cost — $2,224,843)	$2,207,388

SOVEREIGN BONDS — 14.5%
Argentina — 0.6%
		Republic of Argentina:
1,074,000	EUR	9.000% due 6/20/03 (d)	403,127
1,100,000	EUR	10.250% due 1/26/07 (d)	446,411
1,729,117	EUR	8.000% due 2/26/08 (d)	685,082
2,275,000		4.889% due 8/3/12 (e)	2,099,944
1,550,000	DEM	11.750% due 11/13/26 (d)	297,466
		GDP Linked Securities:
1,075,000	EUR	0.000% due 12/15/35 (e)	127,603
1,385,000		0.000% due 12/15/35 (e)	126,728
522,000	EUR	Medium-Term Notes, 10.000% due 2/22/07 (d)	210,168
690,000		Par Bonds, 1.330% due 12/31/38	240,637

		Total Argentina	4,637,166

Brazil — 3.5%
		Federative Republic of Brazil:
17,977,000		11.000% due 8/17/40	21,909,469
		Collective Action Securities:
1,360,000		8.000% due 1/15/18	1,418,480
2,565,000		8.750% due 2/4/25	2,747,756

		Total Brazil	26,075,705

Chile — 0.2%
1,430,000		Republic of Chile, 5.500% due 1/15/13	1,404,889

Colombia — 0.8%
		Republic of Colombia:
1,125,000		11.750% due 2/25/20	1,530,000
1,150,000		8.125% due 5/21/24	1,210,375
2,555,000		10.375% due 1/28/33	3,347,050

		Total Colombia	6,087,425

Ecuador — 0.4%
2,765,000		Republic of Ecuador, 9.000% due 8/15/30 (b)	2,720,069

El Salvador — 0.3%
		Republic of El Salvador:
1,720,000		7.750% due 1/24/23 (b)	1,831,800
330,000		8.250% due 4/10/32 (b)	350,625

		Total El Salvador	2,182,425

Indonesia — 0.1%
525,000		Republic of Indonesia, 8.500% due 10/12/35 (b)	569,940

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         19

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Mexico — 2.1%
	United Mexican States:
300,000	11.375% due 9/15/16	$408,750
	Medium-Term Notes:
4,400,000	5.625% due 1/15/17	4,097,500
	Series A:
5,098,000	6.375% due 1/16/13	5,118,392
5,115,000	8.000% due 9/24/22	5,703,225

	Total Mexico	15,327,867

Panama — 0.5%
	Republic of Panama:
1,275,000	9.375% due 4/1/29	1,557,094
2,556,176	IRB, 5.563% due 7/17/14 (e)	2,540,200

	Total Panama	4,097,294

Peru — 0.8%
	Republic of Peru:
425,000	9.875% due 2/6/15	500,863
378,000	8.750% due 11/21/33	420,525
4,001,250	FLIRB, 5.000% due 3/7/17 (e)	3,841,200
	Global Bonds:
305,000	8.375% due 5/3/16	330,925
50,000	7.350% due 7/21/25	48,850
	PDI:
813,700	5.000% due 3/7/17 (e)	785,220
139,040	5.000% due 3/7/17 (b)(e)	134,174

	Total Peru	6,061,757

Philippines — 0.4%
	Republic of the Philippines:
755,000	9.000% due 2/15/13	828,613
1,725,000	9.375% due 1/18/17	1,951,406

	Total Philippines	2,780,019

Russia — 2.2%
	Russian Federation:
1,244,444	8.250% due 3/31/10 (b)	1,301,689
1,150,000	11.000% due 7/24/18 (b)	1,602,813
4,525,000	12.750% due 6/24/28 (b)	7,720,781
5,440,000	5.000% due 3/31/30 (b)	5,807,200

	Total Russia	16,432,483

South Africa — 0.3%
	Republic of South Africa:
1,350,000	9.125% due 5/19/09	1,469,812
525,000	6.500% due 6/2/14	538,125

	Total South Africa	2,007,937

See Notes to Financial Statements.

20         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value

Turkey — 1.1%
	Republic of Turkey:
475,000	11.750% due 6/15/10	$555,156
1,100,000	11.000% due 1/14/13	1,322,750
1,475,000	7.250% due 3/15/15	1,465,781
1,799,000	7.000% due 6/5/20	1,731,538
1,095,000	11.875% due 1/15/30	1,560,375
725,000	8.000% due 2/14/34	722,281
1,220,000	Collective Action Securities, Notes, 7.375% due 2/5/25	1,177,300

	Total Turkey	8,535,181

Ukraine — 0.1%
1,010,000	Republic of Ukraine, 7.650% due 6/11/13 (b)	1,025,150

Uruguay — 0.3%
2,075,000	Republic of Uruguay, Benchmark Bonds, 7.500% due 3/15/15	2,064,625

Venezuela — 0.8%
	Bolivarian Republic of Venezuela:
3,245,000	5.375% due 8/7/10 (b)	3,123,312
1,475,000	7.650% due 4/21/25	1,495,281
875,000	Collective Action Securities, Notes, 10.750% due 9/19/13	1,056,563

	Total Venezuela	5,675,156

	TOTAL SOVEREIGN BONDS (Cost — $105,245,288)	107,685,088

Shares
COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
Household Durables — 0.1%
2,085,181	Home Interiors & Gifts Inc. (h)(i)*	562,999

MATERIALS — 0.0%
Chemicals — 0.0%
30,303	Applied Extrusion Technologies Inc., Class A Shares*	219,697

	TOTAL COMMON STOCKS (Cost — $1,798,746)	782,696

Warrant
WARRANTS — 0.0%
2,675	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20	93,625
27,000	United Mexican States, Series XW05, Expires 11/9/06*	54,000
21,250	United Mexican States, Series XW10, Expires 10/10/06*	76,500
20,000	United Mexican States, Series XW20, Expires 9/1/06*	135,000

	TOTAL WARRANTS (Cost — $284,800)	359,125

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $614,266,368)	602,944,358

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         21

Schedule of Investments (May 31, 2006) (continued)

Face Amount†	Security(a)	Value
SHORT-TERM INVESTMENTS — 18.9%
Repurchase Agreement — 18.4%
$136,510,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement dated 5/31/06, 5.020% due 6/1/06; Proceeds at maturity — $136,529,036; (Fully collateralized by U.S. Treasury Note, 4.125% due 8/15/08; Market value —$139,244,072) (Cost — $136,510,000)	$136,510,000

U.S. Government Agency — 0.5%
4,050,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.053% due 9/25/06 (j) (Cost — $3,985,272)	3,984,815

	TOTAL SHORT-TERM INVESTMENTS (Cost — $140,495,272)	140,494,815

	TOTAL INVESTMENTS — 100.0% (Cost — $754,761,640#)	$743,439,173

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All securities are segregated pursuant to a revolving credit facility, mortgage dollar rolls, futures contracts, written options and extended settlements.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is currently in default.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2006.
(f)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(g)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).
(h)	Illiquid security.
(i)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(j)	Rate shown represents yield to maturity.
#	Aggregate cost for federal income tax purposes is $755,710,148.

Abbreviations used in this schedule:
DEM	— German Mark
EUR	— Euro
FLIRB	— Front-Loaded Interest Reduction Bonds
GDP	— Gross Domestic Product
IO	— Interest Only
IRB	— Interest Reduction Bond
MXN	— Mexican Peso
PDI	— Past Due Interest
STRIP	— Separate Trading of Registered Interest and Principal

See Notes to Financial Statements.

22         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
17	Eurodollar Futures, Call	9/18/2006	$95.00	$850
125	Eurodollar Futures, Call	9/18/2006	94.75	14,062
10	Eurodollar Futures, Call	9/18/2006	94.88	750
56	Eurodollar Futures, Put	9/18/2006	94.63	15,400
24	Eurodollar Futures, Put	9/18/2006	94.50	3,900
69	U.S. Treasury Bonds Futures, Call	8/25/2006	111.00	16,172
91	U.S. Treasury Bonds Futures, Call	8/25/2006	108.00	79,625
32	U.S. Treasury Bonds Futures, Call	9/25/2006	113.00	3,000
24	U.S. Treasury Bonds Futures, Put	8/25/2006	108.00	63,000
32	U.S. Treasury Bonds Futures, Put	8/25/2006	104.00	24,000
71	U.S. Treasury Bonds Futures, Put	11/21/2006	100.00	33,281
111	U.S. Treasury Notes 5 Year Futures, Call	8/25/2006	104.50	27,750
8	U.S. Treasury Notes 5 Year Futures, Call	8/25/2006	105.50	625
16	U.S. Treasury Notes 5 Year Futures, Call	8/25/2006	105.00	3,250
9	U.S. Treasury Notes 10 Year Futures, Call	6/23/2006	106.00	1,266
16	U.S. Treasury Notes 10 Year Futures, Call	7/21/2006	106.00	4,750
36	U.S. Treasury Notes 10 Year Futures, Call	8/25/2006	109.00	1,688
119	U.S. Treasury Notes 10 Year Futures, Call	8/25/2006	108.00	11,156
24	U.S. Treasury Notes 10 Year Futures, Call	8/25/2006	106.00	13,875
160	U.S. Treasury Notes 10 Year Futures, Call	8/25/2006	107.00	45,000
23	U.S. Treasury Notes 10 Year Futures, Call	11/21/2006	109.00	3,953

	TOTAL OPTIONS WRITTEN (Premiums received — $529,871)			$367,353

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         23

Statement of Assets and Liabilities (May 31, 2006)

ASSETS:
Investments, at value (Cost — $614,266,368)	$602,944,358
Short-term investments, at value (Cost — $140,495,272)	140,494,815
Cash	844,056
Receivable for securities sold	88,097,722
Interest receivable	8,213,336
Receivable from broker — variation margin on open futures contracts	141,826
Prepaid expenses	17,694

Total Assets	840,753,807

LIABILITIES:
Payable for securities purchased	306,202,218
Loan payable (Notes 1 and 4)	100,000,000
Distributions payable	2,596,076
Investment management fee payable	542,783
Interest payable	421,042
Options written, at value (premium received $529,871)	367,353
Deferred dollar roll income	113,686
Directors’ fees payable	70
Accrued expenses	185,625

Total Liabilities	410,428,853

Total Net Assets	$430,324,954

NET ASSETS:
Par value ($0.001 par value; 30,542,075 shares issued and outstanding; 100,000,000 shares authorized) (Note 6)	$30,542
Paid-in capital in excess of par value	435,467,876
Overdistributed net investment income	(760,062)
Accumulated net realized gain on investments, futures contracts, options written, swap contracts and foreign currency transactions	6,238,813
Net unrealized depreciation on investments, futures contracts, options written and foreign currencies	(10,652,215)

Total Net Assets	$430,324,954

Shares Outstanding	30,542,075

Net Asset Value	$14.09

See Notes to Financial Statements.

24         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Statement of Operations (For the year ended May 31, 2006)

INVESTMENT INCOME:
Interest	$40,641,129
Dividends	19,603

Total Investment Income	40,660,732

EXPENSES:
Investment management fee (Note 2)	6,581,096
Interest expense (Notes 4)	4,712,101
Shareholder reports	144,920
Transfer agent fees	98,861
Custody fees	78,198
Directors’ fees	66,416
Audit and tax	60,611
Legal fees	23,927
Registration fees	23,800
Insurance	10,804
Miscellaneous expenses	571

Total Expenses	11,801,305
Less: Fee waivers and/or expense reimbursements (Note 2)	(9,716)

Net Expenses	11,791,589

Net Investment Income	28,869,143

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	17,337,452
Futures contracts	4,520,443
Options written	109,294
Swap contracts	5,660
Foreign currency transactions	(9,511)

Net Realized Gain	21,963,338

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(27,615,007)
Futures contracts	5,558,171
Options written	162,518
Foreign currencies	(867)

Change in Net Unrealized Appreciation/Depreciation	(21,895,185)

Net Gain on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	68,153

Increase in Net Assets From Operations	$28,937,296

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         25

Statements of Changes in Net Assets (For the years ended May 31,)

	2006	2005
OPERATIONS:
Net investment income	$28,869,143	$31,028,093
Net realized gain	21,963,338	8,032,765
Change in net unrealized appreciation/depreciation	(21,895,185)	7,704,054

Increase in Net Assets From Operations	28,937,296	46,764,912

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(29,625,812)	(32,564,988)
Net realized gains	(19,702,692)	(5,164,586)
Return of capital	—	(1,211,571)

Decrease in Net Assets From Distributions to Shareholders	(49,328,504)	(38,941,145)

Increase (Decrease) in Net Assets	(20,391,208)	7,823,767
NET ASSETS:
Beginning of year	450,716,162	442,892,395

End of year*	$430,324,954	$450,716,162

* Includes overdistributed net investment income of:	$(760,062)	$(33,216)

See Notes to Financial Statements.

26         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Statement of Cash Flows (For the Year Ended May 31, 2006)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$41,577,640
Operating expenses paid	(7,136,081)
Net purchases of short-term investments	(61,838,729)
Realized loss on foreign currency transactions	(9,511)
Realized gain on futures contracts	4,520,443
Realized gain on options written	109,294
Realized gain on swap contracts	5,660
Net change in unrealized appreciation on futures contracts	5,558,171
Net change in unrealized appreciation on options written	162,518
Net change in unrealized depreciation on foreign currencies	(867)
Purchases of long-term investments	(707,522,169)
Proceeds from disposition of long-term investments	765,606,218
Premium received for options written	529,871
Change in receivable from broker — variation margin	(141,826)
Interest paid	(4,563,601)

Net Cash Flows Provided By Operating Activities	36,857,031

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(46,732,428)
Net receipt from dollar roll transactions	9,850,715
Deposits with brokers for open futures contracts	868,362

Net Cash Flows Used by Financing Activities	(36,013,351)

Net Increase in Cash	843,680
Cash, Beginning of year	376

Cash, End of year	$844,056

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$28,937,296

Accretion of discount on investments	(2,641,403)
Amortization of premium on investments	2,462,612
Decrease in investments, at value	4,849,505
Increase in payable for securities purchased	3,800,389
Decrease in interest receivable	1,095,699
Increase in premium for options written	529,871
Increase in receivable for securities sold	(2,127,019)
Increase in receivable from broker — variation margin	(141,826)
Increase in prepaid expenses	(343)
Increase in interest payable	148,500
Decrease in accrued expenses	(56,250)

Total Adjustments	7,919,735

Net Cash Flows Provided By Operating Activities	$36,857,031

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         27

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Salomon Brothers Global High Income Fund Inc.	2006	2005(1)	2004(1)(2)
Net Asset Value, Beginning of Year	$14.76	$14.50	$14.30	(3)

Income (Loss) From Operations:
Net investment income	0.95	1.02	1.00
Net realized and unrealized gain	0.00 (4)	0.51	0.23

Total Income From Operations	0.95	1.53	1.23

Less Distributions From:
Net investment income	(0.97)	(1.06)	(0.97)
Net realized gains	(0.65)	(0.17)	(0.06)
Return of capital	—	(0.04)	—

Total Distributions	(1.62)	(1.27)	(1.03)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—	—	0.00	(4)

Net Asset Value, End of Year	$14.09	$14.76	$14.50

Market Price, End of Year	$12.42	$12.96	$13.76

Total Return, Based on NAV(5)	6.57%	10.92%	8.44%

Total Return, Based on Market Price Per Share(6)	8.46%	3.15%	(1.63)%

Net Assets, End of Year (000s)	$430,325	$450,716	$442,892

Ratios to Average Net Assets:
Gross expenses	2.63%	2.14%	1.79	%(7)
Gross expenses, excluding interest expense	1.58	1.55	1.45	(7)
Net expenses	2.62 (8)	2.14	1.79	(7)
Net expenses, excluding interest expense	1.58 (8)	1.55	1.45	(7)
Net investment income	6.43	6.85	7.93	(7)

Portfolio Turnover Rate(9)	111%	88%	100%

Supplemental Data:
Loans Outstanding, End of Year (000s)	$100,000	$100,000	$100,000
Asset Coverage (000s)	$530,325	$550,716	$542,892
Asset Coverage for Loan Outstanding	530%	551%	543%
Weighted Average Loan (000s)	$100,000	$100,000	$108,367
Weighted Average Interest Rate on Loans	4.71%	2.70%	1.65	%(7)

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period July 28, 2003 (commencement of operations) to May 31, 2004.
(3)	Initial public offering price of $15.00 per share less offering costs and sales load totaling $0.70 per share.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
(7)	Annualized.
(8)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(9)	Excluding mortgage dollar roll transactions. If the mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 527%, 437%, and 285% for the years ended May 31, 2006, 2005, and the period ended May 31, 2004, respectively.

See Notes to Financial Statements.

28         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Salomon Brothers Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high yield fixed income securities issued by corporate issuers, emerging market fixed income securities and investment grade fixed income securities. As a secondary objective, the Fund seeks total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         29

Notes to Financial Statements (continued)

day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

30         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         31

Notes to Financial Statements (continued)

reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications

32         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$10,416	—	$(10,416)
(b)	19,407	$(19,407)	—

(a)	Reclassifications are primarily due to a prior year return of capital adjustment.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax difference in treatment of passive foreign investment companies and book/tax difference in treatment of credit default swap accruals.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (manager), Salomon Brothers Asset Management Inc (“SBAM” or “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management (advisory) and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the Legg Mason transaction and continuing under the new investment management agreement, the Fund paid the Manager a fee calculated at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements and the issuance of debt securities, and, possibly, through the issuance of preferred stocks.

In connection with SBAM’s service as investment manager to the Fund, Legg Mason International Equities Ltd. (formerly known as Citigroup Asset Management Ltd.), which for the period of this report was an indirect wholly-owned subsidiary of Citigroup, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund pursuant to a sub-advisory consulting agreement. SBAM pays Legg Mason International Equities Ltd. a fee for its services at no additional expense to the Fund.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to SBAM as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s assets, including those investments purchased with borrowings.

During the year ended May 31, 2006, the manager reimbursed expenses amounting to $9,716.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         33

Notes to Financial Statements (continued)

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended May 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$372,845,093	$338,477,464

Sales	454,985,338	312,746,985

At May 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,312,233
Gross unrealized depreciation	(21,583,208)

Net unrealized depreciation	$(12,270,975)

At May 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar Eurodollar Eurodollar	12 12 38	03/08 06/06 09/06	$2,844,610 2,842,710 8,991,440	$2,839,050 2,840,475 8,984,625	$(5,560 (2,235 (6,815	) ) )
U.S. Treasury 5 Year Note U.S. Treasury 10 Year Note U.S. Treasury Bond	8 45 34	09/06 09/06 09/06	829,665 4,722,725 3,614,264	828,875 4,721,484 3,611,438	(790 (1,241 (2,826	) ) )

					$(19,467)

Contracts to Sell:
U.S. Treasury 2 Year Note	42	06/06	$8,568,498	$8,531,250	$37,248
U.S. Treasury 5 Year Note U.S. Treasury 10 Year Note U.S. Treasury Bond	546 103 8	06/06 06/06 06/06	57,073,828 10,852,704 851,960	56,613,375 10,823,047 851,250	460,453 29,657 710

					$528,068

Net Unrealized Gain on Open Futures Contracts					$508,601

34         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Written option transactions entered into during the year ended May 31, 2006, were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding May 31, 2005	—	—
Options written	1,399	$682,867
Options closed	(66)	(43,702)
Options expired	(260)	(109,294)

Options written, outstanding May 31, 2006	1,073	$529,871

At May 31, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $224,492,189.

The average monthly balance of dollar rolls outstanding for the Fund during the year ended May 31, 2006 was approximately $222,561,934.

Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at May 31, 2006 included Merrill Lynch, Pierce, Fenner & Smith Inc. ($75,243,750), JPMorgan Chase ($59,419,531) and Lehman Brothers Inc. ($47,093,750).

At May 31, 2006, the Fund held TBA securities with a total cost of $224,492,189.

4.	Loan

At May 31, 2006, the Fund had a $150,000,000 loan available pursuant to a revolving credit and security agreement of which the Fund had $100,000,000 loan outstanding with Three Pillars Funding Corp. and Citicorp North America Inc. (“CNA”). In addition, CNA acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2006, the Fund paid interest expense on this loan of $4,712,101.

5.	Dividends Subsequent to May 31, 2006

On May 8, 2006, the Fund’s Board declared 3 dividends, each in the amount of $0.0850 per share, payable on June 30, 2006, July 28, 2006, and August 25, 2006 to shareholders of record on June 27, 2006, July 25, 2006 and August 22, 2006, respectively.

6.	Capital Shares

On October 22, 2003, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         35

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$39,298,487	$37,729,574
Net Long-term Capital Gains	10,030,017	—

Total Taxable Distributions	$49,328,504	$37,729,574
Tax Return of Capital	—	1,211,571

Total Distributions Paid	$49,328,504	$38,941,145

As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,034,205
Undistributed long-term capital gains — net	6,152,438

Total Undistributed earnings	$7,186,643
Other book/tax temporary differences(a)	(759,384)
Unrealized appreciation/(depreciation)(b)	(11,600,723)

Total accumulated earnings/(losses) — net	$(5,173,464)

During	the taxable year ended May 31, 2006, the Fund utilized $1,044,051 of its capital loss carryover from prior years.
(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and interest accrued for tax purposes on defaulted securities.
(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange

36         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         37

Notes to Financial Statements (continued)

against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment management services relating to the Fund.

10.	Subsequent Events

The Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006.

The Fund’s Board also approved a new sub-advisory agreement for the Fund between LMPFA and Western Asset Management Company (“Western Asset”). The Fund’s Board also approved an additional sub-advisory agreement for the Fund between Western Asset and Western Asset Company Limited (“Western Asset Limited”). LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the sub-adviser(s), as applicable, the day-to-day portfolio management of the Fund. The management fees for the Fund will remain unchanged.

In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset Global High Income Fund Inc. in October of 2006.

38         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Salomon Brothers Global High Income Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Global High Income Fund Inc., as of May 31, 2006, and the related statement of operations, statement of changes in net assets, statement of cash flows, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2005 and the financial highlights for the year then ended and the period from July 28, 2003 (commencement of operations) to May 31, 2004 were audited by other independent registered public accountants whose report thereon, dated July 21, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Global High Income Fund Inc., as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 24, 2006

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         39

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Salomon Brothers Global High Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees	Since 2003	Formerly Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered Investment companies advised by Blackstone Asia Advisors LLC (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees	Since 2003	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The John Hopkins University	34	None

40         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone

Interested Directors:
R. Jay Gerken, CFA(1) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (2002- 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (“TIA”) (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Funds

Officers:
Frances M.Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002-2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason	N/A	N/A

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

Wendy S. Setnicka Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason (since 2004); Formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)	N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason	N/A	N/A
(1)	Mr. Gerken in an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

42         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         43

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most

44         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

Salomon Brothers Global High Income Fund Inc. 2006 Annual Report         45

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2006.

Record Date:	12/27/2005
Payable Date:	12/30/2005

Long-Term Capital Gain Dividend	$0.328400

Please retain this information for your records.

46         Salomon Brothers Global High Income Fund Inc. 2006 Annual Report

Salomon Brothers Global High Income Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

Chairman, President and Chief
Executive Officer

Frances M. GugginO

Chief Financial Officer and Treasurer

Ted P. Becker

Chief Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and Chief Legal Officer

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

INVESTMENT MANAGER AND ADMINISTRATOR

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

EHI

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

59 Maiden Lane,

New York, New York 10038

SAM0883 5/06	SR06-93

Salomon Brothers

Global High Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorsServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended May 31, 2006. The aggregate fees billed in the last two fiscal years ending May 31, 2005 and May 31, 2006 (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2005 and $53,000 in 2006. KPMG has not billed the Registrant for professional services rendered as of May 31, 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $8,755 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Global High Income Fund, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2005 and $5,685 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of May 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Global High Income Fund, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Global High Income Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Global High Income Fund, Inc., requiring pre-approval by the Audit Committee for the year ended May 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Salomon Brothers Global High Income Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Global High Income Fund, Inc. during the reporting period was $2.7 million for the year ended May 31, 2005.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Global High Income Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Global High Income Fund, Inc. during the reporting period was $75,000 and $0 for the years ended May 31, 2005 and May 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Global High Income Fund, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Global High Income Fund, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management 1(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

1 Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Matthew C.Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Research Analyst at Western Asset Management since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of March 31 , 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	90 registered investment companies with $42.3 billion in total assets under management	20 Other pooled investment vehicles with $21.8 billion in assets under management	886 Other accounts with $215.5 billion in total assets under management*

Stephen A. Walsh‡	90 registered investment companies with $42.3 billion in total assets under management	20 Other pooled investment vehicles with $21.8 billion in assets under management	886 Other accounts with $215.5 billion in total assets under management*

Keith J. Gardner‡	5 registered investment companies with $705 million in total assets under management	3 Other pooled investment vehicles with $1.87 billion in assets under management	4 Other accounts with $368.3 million in total assets under management**

Mathew C. Duda‡	5 registered investment Companies with $705 million in total assets Under management	3 Other pooled investment vehicles with $1.87 billion in assets under management	49 Other accounts with $368.3 million in total assets under management

*	Includes 48 accounts managed, totaling $13.4 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $12.6 million, for which advisory fee is performance based.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of March 31, 2006.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	None
Stephen A. Walsh	None
Matthew C. Duda	None
Keith J. Gardner	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT             Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Global High Income Fund Inc.

Date: August 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Global High Income Fund Inc.

Date: August 9, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Global High Income Fund Inc.

Date: August 9, 2006